UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 8, 2011

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15350 Sherman Way, Suite 350, Van Nuys, CA 91406

(Address of principal executive offices) (Zip Code)

(818) 226-1968

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Company previously filed on June 14, 2011, a Current Report on Form 8-K (the “Initial Filing”) disclosing a change in its certifying accountant. This Form 8-K/A is being filed to modify the prior disclosure in Item 4.01 and to include a letter of Marcum LLP filed with this Form 8-K/A as Exhibit 16.1.

Item 4.01     Changes in Registrant’s Certifying Accountant

Effective June 8, 2011, the Board of Directors of Hemacare Corporation (the “Company”), upon the recommendation of the Audit Committee of the Board of Directors, dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and approved the engagement of SingerLewak LLP (“SingerLewak”) as the Company’s new independent registered public accounting firm.

Marcum served as the Company’s independent registered public accounting firm since October 1, 2010, when Marcum combined its practice with Stonefield Josephson, Inc., which was then serving as the Company’s independent registered public accounting firm.

The audit report of Marcum on the financial statements of the Company as of and for the fiscal year ended  December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Marcum did not provide an audit report on the financial statements of the Company as of and for the fiscal year ended  December 31, 2009.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2010 and through June 8, 2011, there were: (i) no disagreements between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such fiscal year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through June 8, 2011, except as set forth below, the Company did not consult with SingerLewak on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and SingerLewak did not provide either a written report or oral advice to the Company that SingerLewak concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. For the fiscal years ended December 31, 2010 and 2009, SingerLewak assisted the Company in preparing its tax provision and identifying uncertain tax positions.

The Company has provided Marcum with a copy of the disclosures in this Form 8-K/A and has requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 15, 2011, furnished by Marcum in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

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Item 9.01     Financial Statements and Exhibits

(d)     Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description
16.1	Letter to Securities and Exchange Commission from Marcum LLP dated June 15, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2011	HEMACARE CORPORATION By /s/ Lisa Bacerra Lisa Bacerra Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Marcum LLP dated June 15, 2011

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